Allstate Life Insurance Company
(now known as Everlake Life Insurance Company)
Allstate Financial Advisors Separate Account I
(now known as Everlake Financial Advisors Separate Account I)

Supplement dated January 21, 2022
To
Prospectus dated April 29, 2019, as supplemented

ALLSTATE RETIREMENT ACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENT ACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENT ACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647.
This Supplement contains information about changes to certain Portfolios of the Advanced Series Trust available through your Annuity.
AST T. Rowe Price Asset Allocation Portfolio – Subadviser Addition:
Effective on January 19, 2022, T. Rowe Price International Ltd is added as an additional subadviser to the Portfolio.
AST Small-Cap Value Portfolio – Subadviser Additions and Removal:
Effective on January 31, 2022, Boston Partners Global Investors, Inc., Goldman Sachs Asset Management, L.P., and Hotchkis & Wiley Capital Management, LLC will be added as additional subadvisers to the Portfolio.
Effective on February 18, 2022, LMCG Investments, LLC will be removed as subadviser.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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